                                                                      EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 16, 2000, included in this Form 11-K for the year ended December 31, 1999, and the nine months ended December 31, 1998, into Centex Construction Products, Inc.'s previously filed Registration Statement on Form S-8 No. 33-84394 and to all references to our firm therein.




                                             ARTHUR ANDERSEN LLP





Dallas, Texas
  June 27, 2000